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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K


                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


       Date of report (Date of earliest event reported) December 29, 2005

                           National Quality Care, Inc.
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             (Exact Name of Registrant as Specified in Its Charter)

                                    Delaware
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                 (State or Other Jurisdiction of Incorporation)

        0-19031                                             84-1215959
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(Commission File Number)                       (IRS Employer Identification No.)

    9033 Wilshire Blvd., Suite 501
       Beverly Hills, California                              90211
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(Address of Principal Executive Offices)                    (Zip Code)

                                 (310) 550-6242
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              (Registrant's Telephone Number, Including Area Code)


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          (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (SEE General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS;
          APPOINTMENT OF PRINCIPAL OFFICERS

         As of December 24, 2005, the Board of Directors of National Quality Care, Inc. (the "Company") effected a change in management structure to reflect the Company's focus on the further development and clinical trials of the Wearable Artificial Kidney. Victor Gura, M.D., the inventor of the Wearable Kidney, will become the Company's Chief Scientific Officer and devote himself principally to the development and clinical trials of the Wearable Artificial Kidney. Pending appointment of a replacement CEO for Dr. Gura, Robert Snukal, a director of the Company, will serve as the interim CEO and President. Leonardo Berezovsky, M.D., currently a director, will become Chairman of the Board. Dr. Berezovsky, Mr. Snukal and Jose Spiwak, M.D., also a director of the Company, will comprise an Executive Committee, which will be responsible for (i) conducting the search for a permanent CEO and President, in consultation with the Company's management; (ii) directing the management of the Company in consultation with the interim CEO and President, and (iii) evaluating and directing the Company's strategic business goals.

ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS

         (a)      Financial Statements of businesses acquired. Not applicable.

         (b)      Pro Forma Financial Information Not applicable.

         (c)      Exhibits.

         99.1 Press Release, dated December 29, 2005, announcing the management change to focus principally on the development and clinical trials of the Wearable Artificial Kidney.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dated: December 29, 2005

                                         NATIONAL QUALITY CARE, INC.

                                         By: /s/ Robert Snukal
                                             -----------------------------------
                                             Robert Snukal
                                             Interim President and Chief
                                               Executive Officer


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                                  EXHIBIT INDEX



Exhibit No.       Description
-----------       -----------

99.1 Press Release, dated December 29, 2005. announcing the management change to focus principally on the development and clinical trials of the Wearable Artificial Kidney.